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                                                                   EXHIBIT 10.21

                               THIRD AMENDMENT TO

                             THE BORDERS GROUP, INC.

                               DIRECTOR STOCK PLAN



The Borders Group, Inc. Director Stock Plan (the "Plan") is hereby amended in the following particulars, effective as of December 14, 2000:

1. The word "nonemployee" is hereby deleted from Section 1.1 of the Plan, so that directors who are employees of the Company may benefit from the Plan in accordance with the terms of the Plan, as amended.


2. Paragraph (i) of Article 2 of the Plan is hereby amended in its entirety to read as follows:

    "Participant" shall mean a nonemployee member of the Board, except that such term shall include a member of the Board who is an employee of the Company for purposes of any Restricted Shares granted under Section 4.2(b) and (b) options granted under Section 19.1 (b) and any related provisions of the Plan.

3. Section 4.2 of the Plan is hereby amended to make the existing provisions paragraph (a) and to add the following paragraph (b):

                 "(b) The Committee, in its discretion, may grant Restricted
            Shares to directors who are employees of the Company."


4. Article 19 is of the Plan is hereby amended in its entirety to read as follows:

   "19.     Stock Options

            19.1 Grant of Options.

                 (a) On the date of each Annual Meeting of shareholders of the
            Company commencing with the May 16, 1996 Annual Meeting, each eligible director shall receive an Option to purchase 5,000 shares of common stock of the Company.

                 (b) The Committee, in its discretion, may grant options,
            including compensation replacement options, to directors who are employees of the Company.


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                  19.2 Eligibility for Annual Grants under Section 19.1(a).
         Each director of the Company who (i) is not an officer or employee of the Company , (ii) is serving as a director of the Company on the date of an Annual Meeting, and (iii) has held at least of 10,000 shares of common shares of common stock of the Company since the preceding Annual Meeting, shall be eligible to receive Options on that date; provided, however, that the minimum shareholding requirement shall not be applicable to a director who is being initially elected on the date of the applicable Annual Meeting. In calculating the number of shares owned by a director for purposes of the minimum shareholding requirement, all shares previously issued to the director under Section 4 of the Plan and then held by the director, whether restricted or unrestricted, shall be deemed owned by the director.

                  19.3 Terms and Conditions of Options. The Options granted to directors under this Plan shall have the following terms and conditions:

                       (a) EXERCISE PRICE. The exercise price shall be the Fair
                  Market Value per Share on the date of grant.

                       (b) TERM OF OPTIONS. The term of each Option shall be ten
                  years from the date of grant or such other term as shall be determined by the Committee.

                       (c) VESTING AND EXERCISE DATE. Each Option granted under
                  Section 19.1 (a) shall vest and become exercisable on the third anniversary of the date of grant; provided, however, that (i) such an Option shall be forfeited in its entirety if the director ceases, at any time prior to his or her exercise of the Option, to hold the minimum number of shares that he or she was required to hold for the one year period prior to the grant to be eligible therefor; (ii), and all such options held by a director who has served as a director for six years or more shall vest as of the date upon which he or she ceases to serve as a director. Options granted under Section 19.1 (b) shall vest as of a date or dates determined by the Committee at the time of grant. In addition, all outstanding Options shall vest and become immediately exercisable in the event of a Change in Control.

                       (d) DISCONTINUANCE OF SERVICE AS A DIRECTOR. An Option
                  may be exercised by a director only while he or she is serving as a director or employee or within three months thereafter and only if the Option is fully vested and exercisable and has not expired on the date of exercise; provided however, that if on the later of date upon which the director ceases to serve as a director or as an employee, he or she has ten or more years of full time service as a director and/or an employee of the Company, or if termination of service as a director or an employee results from the death or Disability of the director, such three month period shall be extended to three years. In the event of a death of a director, either before or after termination of his or her service as a director, an Option which is otherwise exercisable may be exercised by


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                  the person or persons whom the director shall have designated in writing on forms prescribed by and filed with the Board ("Beneficiaries") or, if no such designation has been made, by the person or persons to whom the director's rights shall have passed by the laws of decent and distribution ("Successors"). In the event of a Disability of a director, an option which is otherwise exercisable may be exercised by the director's legal representative or guardian. The Board may require an indemnity and/or such other evidence or assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary, or Successor.

                       (e) EXERCISE AND PAYMENT. Subject to the terms hereof, an
                  Option may be exercised by noticed in writing to the Company specifying the number of shares to be purchased. Payment for the number of shares purchased upon the exercise of an Option shall be made in full at the per share exercise price and such purchase price shall be paid by delivery to the Company of cash (including check or similar draft), in United States dollars or previously owned whole shares otherwise not subject to holding periods under Rule 16b-3. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date of notice of exercise is received by the Company. Any shares delivered to the Company shall be in such form as acceptable to the Company.

                       (f) WITHHOLDING TAXES. The Company may defer making
                  delivery of shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to the exercise of the Option. A director may pay all or any portion of all taxes: (i) in cash; (ii) by having the Company withhold whole Shares; (iii) by delivering to the Company whole Shares previously owned by the director having a Fair Market Value not greater than the amount to be withheld; provided, however, that the amount to be withheld may not exceed the director's estimated total Federal, State and local tax obligations associated with the transaction.

                       (g) NON-TRANSFERABILITY. No Option or any rights with
                  respect thereto shall be subject to any debts or liabilities of an Director, nor be assignable or transferable except by will or the laws of decent and distribution, or be exercisable during the Director's lifetime other than by him or her, nor shall shares be issued to or in the name of anyone other than the Director, provided, however that an Option may be exercised after the death of an Director in accordance with
                  Section 19.3 above and, provided further that any shares issued to an Director may be, at the request of the Director, issued in the name of the Director and/or one other person, as joint tenants with right of survivorship and not as tenants-in-common, or in the name of a trust for the benefit of the Director or for the benefit of the Director and others.

                       (h) TERMINATION BY A DIRECTOR. A director may at any time
                  elect, in a written notice filed with the Board, to terminate an Option


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                  with respect to any number of shares as to which such Option shall not have been exercised.

                       (i) TYPE OF OPTION. All Options issued under the Plan
                  shall be non-qualified Options.

                       (j) RIGHTS AS A STOCKHOLDER. A director shall not have
                  any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance to him or her of a certificate evidencing such shares after the exercise of such Option and payment in full of the exercise price. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.



         Except as herein amended, the Plan shall remain in full force and effect.

                                             Borders Group, Inc.

                                             By /s/ BRUCE A. QUINNELL
                                                ---------------------

                                                Vice Chairman
                                                ---------------------